PROXY

                             ____________ PORTFOLIO
                                       OF
                                COVA SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                January 26, 2001


         KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Portfolio of Cova Series Trust ("Trust") hereby appoints Elizabeth M. Forget, James A. Shepherdson, III and Mark E. Reynolds, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on January 26, 2001 at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:


1. To approve an Agreement and Plan of Reorganization whereby ________ Portfolio, a series of Met Investors Series Trust, will (i) acquire all of the assets of ________ Portfolio, a series of the Trust; and (ii) assume all of the identified liabilities of the Trust's ________ Portfolio.

          FOR  [      ]       AGAINST  [        ]     ABSTAIN  [          ]

         Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                     Dated:                              , 2001
                           ------------------------------

                     Cova                        Life Insurance Company
                          ----------------------


                            Name of Insurance Company

                                            Name and Title of Authorized Officer

                                            Signature of Authorized Officer

                   PORTFOLIO
------------------

Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Portfolio:

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                    PLEASE SIGN, DATE AND RETURN YOUR VOTING
                               INSTRUCTIONS TODAY!

     VOTING INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

                FOR THE SPECIAL MEETING OF SHAREHOLDERS OF COVA

                  SERIES TRUST TO BE HELD ON JANUARY 26, 2001

                   VOTING INSTRUCTIONS SOLICITED ON BEHALF OF

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Portfolio(s) of COVA SERIES TRUST (the "Trust") listed on the reverse side of this card and represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on January 26, 2001, at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 and at any adjournment thereof, as indicated on the reverse side. In its discretion, the Company is authorized to vote upon such other matters as may properly come before the meeting.

         RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA FAX: 1-888-796-9932
                                      ===================
                           CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                                   Signature

                                                   Signature (if held jointly)


                                                    Date

                            (Please see reverse side)

UNITS HELD ON BEHALF OF THE CONTRACT OWNER WILL BE VOTED AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.  EXAMPLE:  |X|
==================================================================


PORTFOLIO                  UNITS                    PORTFOLIO                          UNITS
=========                  =====                    =========                          =====
Small Cap Stock                                     Bond Debenture
===============                                     ==============
Large Cap Stock                                     Mid-Cap Value
===============                                     =============
Select Equity                                       Developing Growth
=============                                       =================
International Equity                                Quality Bond
====================                                ============
Equity Income                                       Lord Abbett Growth and Income
=============                                       =============================
Growth & Income Equity                              Large Cap Research
======================                              ==================
Balanced
========


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
=========================================== ======================


         1. To approve an Agreement and Plan of Reorganization whereby the acquiring Portfolio (as named below), a series of Met Investors Series Trust, will (i) acquire all of the assets of the Portfolio listed below, a series of the Trust, and (ii) assume the identified liabilities of the Trust's Portfolio listed below, substantially as described in the accompanying Prospectus/Proxy Statement(s).

Mark|_| To Vote All FOR; or |_| To Vote All AGAINST; or |_| To ABSTAIN From Voting For All; or Vote Separately by Portfolio Below.

                                                                                                 FOR    AGAINST    ABSTAIN
Small Cap Stock Portfolio           To be Acquired by J.P. Morgan Small Cap Stock Portfolio      |_|      |_|      |_|
=========================           =======================================================


Large Cap Stock Portfolio           To be Acquired by J.P. Morgan Enhanced Index Portfolio       |_|      |_|       |_|
=========================           ======================================================


Select Equity Portfolio             To be Acquired by J.P. Morgan Select Equity Portfolio         |_|      |_|       |_|
=======================             =====================================================


International Equity Portfolio      To be Acquired by J.P. Morgan International Equity Portfolio  |_|      |_|       |_|
==============================      ============================================================


Equity Income Portfolio             To be Acquired by Firstar Equity Income Portfolio            |_|      |_|         |_|
=======================             =================================================


Growth & Income Equity Portfolio    To be Acquired by Firstar Growth & Income Equity Portfolio   |_|      |_|         |_|
================================    ==========================================================


Balanced Portfolio                  To be Acquired by Firstar Balanced Portfolio                  |_|      |_|         |_|
==================                  ============================================


Bond Debenture Portfolio            To be Acquired by Lord Abbett Bond Debenture Portfolio       |_|      |_|          |_|
========================            ======================================================


Mid-Cap Value Portfolio             To be Acquired by Lord Abbett Mid-Cap Value Portfolio        |_|      |_|          |_|
=======================             =====================================================


Developing Growth Portfolio         To be Acquired by J.P. Morgan International Equity Portfolio  |_|      |_|          |_|
===========================         ============================================================


Quality Bond Portfolio              To be Acquired by J.P. Morgan Quality Bond Portfolio         |_|      |_|            |_|
======================              ====================================================


Lord Abbett Growth and Income       To be Acquired by Lord Abbett Growth and Income Portfolio    |_|      |_|            |_|
==============================      =========================================================


Portfolio

Large Cap Research Portfolio        To be Acquired by Lord Abbett Growth and Income Portfolio     |_|      |_|           |_|
============================        =========================================================









  IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING OR FAXING
  ============================================================================